Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

ProShares Short 30 Year TIPS/TSY Spread; ProShares UltraPro 10 Year TIPS/TSY

Spread and ProShares UltraPro Short 10 Year TIPS/TSY Spread (each, a “Fund” and together, the “Funds”)

Supplement dated October 1, 2014

to the Funds’ Summary Prospectuses, Statutory Prospectus and Statement of Additional Information, each dated October 1, 2014

On September 9, 2014, NYSE Regulation, Inc. (the “NYSE”) sent a letter informing ProShare Advisors LLC (the “Advisor”) that each Fund failed to comply with continued NYSE Arca Equities, Inc. listing standards regarding its number of record or beneficial holders. The Advisor, on behalf of each Fund, sent a written plan (the “Plan”) to the NYSE designed to increase and sustain a higher number of record or beneficial holders. Upon review and consideration of the Plan, the NYSE Staff has granted an extension allowing the continued listing of the Funds through at least December 23, 2014. There is no guarantee that the Funds will be able to meet the continued listing standards and avoid a delisting action after that date. If any Fund is delisted, the Fund will not be able to meet the conditions of the exemptive relief it has received from the Securities and Exchange Commission, and will be forced to liquidate.

Please retain this supplement for future reference.